SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT





                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                           Date of Report: May 1, 2001

                        (Date of earliest event reported)

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                          FIRST AVIATION SERVICES INC.

             (Exact Name of Registrant as Specified in its Charter)




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
         Delaware                  0-21995                       06-1419064
         --------                  -------                       ----------
 (State of Incorporation)   (Commission File No.)   (IRS Employer Identification Number)
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         15 Riverside Avenue
        Westport, Connecticut                                      06880-4214
---------------------------------------                            ----------
(Address of Principal Executive Office)                            (Zip Code)



                                 (203) 291-3300
              (Registrant's Telephone Number, Including Area Code)


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Item 5.           First Aviation Services Announces Strong First Quarter Growth

                  On May 1, 2001 First Aviation Services Inc. issued a press release announcing strong growth for the first quarter ended April 30, 2001 at its operating subsidiary, Aerospace Products International Inc. A copy of the press release, exhibit 99.2, is attached and incorporated by reference.

(c)      Exhibits

                  99.2 Press release dated May 1, 2001 announcing strong growth at Aerospace Products International Inc. for the first quarter ended April 30, 2001.



                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            FIRST AVIATION SERVICES INC.



Date:    May 15, 2001               By:     /s/ John A. Marsalisi
                                            ---------------------

                                            Name:    John A. Marsalisi
                                            Title:   Secretary, Vice President &
                                                     Chief Financial Officer
                                                     (Principal Finance and
                                                     Accounting Officer)